Exhibit 31.1
CERTIFICATION OF JAY T. FLATLEY PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Jay T. Flatley, certify that:

1	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Illumina, Inc.;

2
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: July 15, 2015

By:	/s/ JAY T. FLATLEY
Jay T. Flatley
Chief Executive Officer